Exhibit 99.1

eGain Reports SaaS Revenue Growth of 26% Year Over Year in Fiscal Third Quarter

and Raises SaaS Revenue Guidance for Fiscal 2020

Sunnyvale, CA (May 7, 2020) – eGain (NASDAQ: EGAN), a leading provider of omnichannel customer engagement solutions, today announced financial results for its fiscal 2020 third quarter ended March 31, 2020.

“We delivered strong top and bottom line results ahead of our guidance and Street consensus, with healthy bookings in the quarter,” said Ashu Roy, eGain CEO. “Several deals slipped in March because of COVID-19. Some of them have since closed in April and most others remain engaged. While the short-term outlook is somewhat uncertain and dependent on the broader economy, we remain bullish in the medium-term, thanks to accelerating demand for digital-first customer engagement and our product leadership.”

Fiscal 2020 Third Quarter Financial Highlights

•	SaaS revenue was $14.8 million, up 26% year over year.
•	SaaS and professional services revenue was $16.3 million, up 20% year over year and comprised 89% of total revenue, up from 79% in Q3 2019.
•	Total revenue was $18.4 million, up 8% year over year.
•	Non-GAAP gross margin was 71%, compared to 70% in Q3 2019.
•	GAAP net income was $1.9 million, or $0.06 per share, compared to GAAP net income of $1.4 million, or $0.05 per share, for Q3 2019.
•

Non-GAAP net income was $2.4 million, or $0.08 per share on a basic and $0.07 per share on a diluted basis, compared to non-GAAP net income of $2.0 million, or $0.07 per share on a basic and $0.06 per share on a diluted basis, for Q3 2019.

•	Cash provided by operations for the quarter was $415,000 and $8.5 million year-to-date

Fiscal 2020 Financial Guidance

For the fiscal 2020 full year ending June 30, 2020, eGain is providing updated guidance for:

•	SaaS revenue of between $56.0 million to $56.5 million (on a constant currency basis), which would represent growth between 25% and 26% year over year;
•	SaaS and professional services revenue of between $62.3 million and $63.0 million (on a constant currency basis), which would represent growth of between 20% and 21% year over year;
•	Total revenue for the fiscal 2020 full year of between $71.7 million to $72.4 million (on a constant currency basis), which would represent growth of between 7% and 8% year over year; and
•	Non-GAAP net income of between $6.5 million to $7.5 million, or $0.20 to $0.23 per diluted share.

COVID-19 Update

Over the last several weeks, eGain has been focused on supporting its employees, customers, and community during the COVID-19 pandemic. The Company has implemented business continuity plans to ensure it takes care of the health and safety of its employees while continuing to deliver its digital customer experience solutions on all committed service levels.

Non-GAAP Financial Measures

This press release includes non-GAAP operating income and non-GAAP net income as supplemental information relating to our operating results. Non-GAAP net income is defined as net income adjusted for stock-based compensation expense and amortization of acquired intangible assets. Non-GAAP results are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies. eGain’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis and for budgeting and planning purposes. Defined in the supplemental information is SaaS and legacy revenue, where legacy revenue is defined as license, maintenance and support contracts on perpetual license arrangements that we no longer sell. eGain believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. eGain urges investors to review the reconciliation and not to rely on any single financial measure to evaluate the Company’s business.

Conference Call Information

eGain will discuss its fiscal 2020 third quarter results today via teleconference at 2:00 p.m. Pacific Time. To access the live call, dial (800) 367-2403 (US and Canada) or +1  (334) 777-6978 (international) and give the participant passcode 1556820. A live and archived webcast of the call will be accessible on the “Investors” section of the Company’s website at www.egain.com. In addition, a phone replay will be available approximately two hours following the end of the call and will remain available for one week.

About eGain

eGain customer engagement solutions deliver digital transformation for leading brands – powered by virtual assistance, AI, knowledge, and analytics. Our comprehensive suite of applications helps clients deliver memorable, digital-first customer experiences in an omnichannel world. To find out more about eGain, visit http://www.egain.com.

Cautionary Note Regarding Forward-Looking Statements.

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations and include our beliefs regarding demand for our products and services, including, without limitation: our beliefs that we continue to see positive business and customer momentum and strong bookings; that our engagements delayed in March due to the COVI-19 pandemic will continue to close; that businesses will continue to shift to a digital-first approach to customer service and that we will maintain our product leadership; and our expectations with respect to revenue growth and non-GAAP net income for the fiscal year ending June 30, 2020 and the fourth quarter of fiscal year 2020. The achievement or success of the matters covered by such forward-looking statements, including future financial guidance, involves risks, uncertainties and assumptions, many of which involve factors or circumstances that are beyond our control. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the Company’s actual results could differ materially from the results expressed or implied by the forward-looking statements we make, including our ability to achieve our targets for the fiscal year ending June 30, 2020 and fourth quarter of fiscal year 2020. The risks and uncertainties referred to above include, but are not limited to: risks associated with current economic uncertainties tied to the COVID-19 pandemic, including but not limited to its effect on customer demand for the Company’s products and services and the impact of potential delays in customer payments; risks associated with the transition to a work-from-home environment; risks associated with new product releases and new services and products features; risks that customer demand may fluctuate or decrease; risks that we are unable to collect unbilled contractual commitments, particularly in the current economic environment; risks that our lengthy sales cycles may negatively affect our operating results; currency risks; our ability to capitalize on customer engagement; risks related to our reliance on a relatively small number of customers for a substantial portion of our revenue; our ability to compete successfully and manage growth; our ability to develop and expand strategic and third party distribution channels; risks related to our international operations; our ability to continue to innovate; our strategy of making investments in sales to drive growth; current general economic and market conditions associated with the Covid-19 pandemic and otherwise, which may adversely affect our industry; general political or destabilizing events, including war, conflict or acts of terrorism;  the effect of evolving domestic and foreign government regulations, including those addressing data privacy and cross-border data transfers; and other risks detailed from time to time in eGain’s public filings, including eGain’s annual report on Form 10-K filed on September 12, 2019 and subsequent reports filed with the Securities and Exchange Commission, which are available on the Securities and Exchange Commission’s Web site at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

eGain, the eGain logo, and all other eGain product names and slogans are trademarks or registered trademarks of eGain Corp. in the United States and/or other countries. All other company names and products mentioned in this release may be trademarks or registered trademarks of the respective companies.

MKR Investor Relations

Todd Kehrli or Jim Byers

Phone: 323-468-2300

Email: egan@mkr-group.com

eGain Corporation

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	March 31,	June 30,
	2020	2019
ASSETS
Current assets:
Cash and cash equivalents	$40,658	$31,860
Restricted cash	6	7
Accounts receivable, net	13,369	20,411
Costs capitalized to obtain revenue contracts, net	919	740
Prepaid expenses	1,822	2,517
Other current assets	585	1,054
Total current assets	57,359	56,589
Property and equipment, net	629	525
Operating lease right-of-use assets	3,363	—
Costs capitalized to obtain revenue contracts, net of current portion	1,976	1,777
Intangible assets, net	93	294
Goodwill	13,186	13,186
Other assets	1,369	1,383
Total assets	$77,975	$73,754

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,797	$4,173
Accrued compensation	6,191	5,480
Accrued liabilities	3,067	2,353
Operating lease liabilities	1,726	—
Deferred revenue	25,960	30,688
Total current liabilities	38,741	42,694
Deferred revenue, net of current portion	5,261	5,801
Operating lease liabilities, net of current portion	1,837	—
Other long-term liabilities	668	952
Total liabilities	46,507	49,447
Commitments and contingencies
Stockholders' equity:
Common stock	31	31
Additional paid-in capital	373,303	371,099
Notes receivable from stockholders	(89)	(88)
Accumulated other comprehensive loss	(1,558)	(1,459)
Accumulated deficit	(340,219)	(345,276)
Total stockholders' equity	31,468	24,307
Total liabilities and stockholders' equity	$77,975	$73,754

eGain Corporation

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2020	2019	2020	2019
Revenue:
Subscription	$16,919	$15,318	$48,834	$44,868
Professional services	1,435	1,686	4,865	5,540
Total revenue	18,354	17,004	53,699	50,408
Cost of revenue:
Cost of subscription	3,739	3,625	11,046	10,711
Cost of professional services	1,761	1,672	5,012	5,362
Total cost of revenue	5,500	5,297	16,058	16,073
Gross profit	12,854	11,707	37,641	34,335
Operating expenses:
Research and development	4,205	3,622	12,255	10,777
Sales and marketing	5,064	4,320	14,622	12,706
General and administrative	1,828	1,976	5,911	6,180
Total operating expenses	11,097	9,918	32,788	29,663
Income from operations	1,757	1,789	4,853	4,672
Interest income (expense), net	113	(120)	384	(449)
Other income (expense), net	65	(199)	44	(189)
Income before income tax provision	1,935	1,470	5,281	4,034
Income tax provision	(68)	(72)	(224)	(32)
Net income	$1,867	$1,398	$5,057	$4,002
Per share information:
Earnings per share:
Basic	$0.06	$0.05	$0.17	$0.14
Diluted	$0.06	$0.05	$0.16	$0.13
Weighted-average shares used in computation:
Basic	30,662	28,426	30,580	27,993
Diluted	31,987	30,229	31,935	29,909

Stock-based compensation included in above costs and expenses:
Cost of revenue	$62	$97	$148	$241
Research and development	171	163	549	387
Sales and marketing	144	81	422	181
General and administrative	83	158	274	388
	$460	$499	$1,393	$1,197

Amortization of intangible assets included in above costs and expenses:
Cost of revenue	$67	$67	$201	$201
Research and development	—	—	—	170
	$67	$67	$201	$371

eGain Corporation

GAAP to Non-GAAP Reconciliation Table

(in thousands, except per share data)

(unaudited)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2020	2019	2020	2019
Income from operations	$1,757	$1,789	$4,853	$4,672
Add:
Stock-based compensation	460	499	1,393	1,197
Amortization of acquired intangibles	67	67	201	371
Non-GAAP income from operations	$2,284	$2,355	$6,447	$6,240

Net income	$1,867	$1,398	$5,057	$4,002
Add:
Stock-based compensation	460	499	1,393	1,197
Amortization of acquired intangibles	67	67	201	371
Non-GAAP net income	$2,394	$1,964	$6,651	$5,570
Per share information:
Non-GAAP earnings per share:
Basic	$0.08	$0.07	$0.22	$0.20
Diluted	$0.07	$0.06	$0.21	$0.19
Weighted-average shares used in computation:
Basic	30,662	28,426	30,580	27,993
Diluted	31,987	30,229	31,935	29,909

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Three Months Ended March 31,		Growth Rates	Constant Currency Growth Rates [1]
	2020	2019
Revenue:
SaaS	$14,817	$11,803	26%	24%
Legacy revenue	2,102	3,515	(40%)	(38%)
GAAP subscription	16,919	15,318	10%	10%
GAAP professional services	1,435	1,686	(15%)	(13%)
Total GAAP revenue	$18,354	$17,004	8%	8%

SaaS and professional services revenue:
SaaS	$14,817	$11,803	26%	24%
Professional Services	1,435	1,686	(15%)	(13%)
Total SaaS and professional services revenue	$16,252	$13,489	20%	20%

Cost of Revenue:
GAAP subscription	$3,739	$3,625
Add back:
Amortization of intangible assets	(67)	(67)
Non-GAAP subscription	$3,672	$3,558

GAAP professional services	$1,761	$1,672
Add back:
Stock-based compensation	(62)	(97)
Non-GAAP professional services	$1,699	$1,575

GAAP total cost of revenue	$5,500	$5,297
Add back:
Stock-based compensation	(62)	(97)
Amortization of intangible assets	(67)	(67)
Non-GAAP total cost of revenue	$5,371	$5,133	5%	6%

Gross Profit:
Non-GAAP subscription	$13,247	$11,760
Non-GAAP professional services	(264)	111
Non-GAAP gross profit	$12,983	$11,871	9%	8%

Operating expenses:
GAAP research and development	$4,205	$3,622
Add back:
Stock-based compensation expense	(171)	(163)
Amortization of acquired intangible assets	-	-
Non-GAAP research and development	$4,034	$3,459	17%	18%

GAAP sales and marketing	$5,064	$4,320
Add back:
Stock-based compensation expense	(144)	(81)
Amortization of acquired intangible assets	—	-
Non-GAAP sales and marketing	$4,920	$4,239	16%	17%

GAAP general and administrative	$1,828	$1,976
Add back:
Stock-based compensation expense	(83)	(158)
Amortization of acquired intangible assets	—	—
Non-GAAP general and administrative	$1,745	$1,818	(4%)	(4%)

GAAP operating expenses	$11,097	$9,918
Add back:
Stock-based compensation expense	(398)	(402)
Amortization of acquired intangible assets	—	—
Non-GAAP operating expenses	$10,699	$9,516	12%	14%

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Nine Months Ended March 31,		Growth Rates	Constant Currency Growth Rates [1]
	2020	2019
Revenue:
SaaS	$41,279	$33,217	24%	25%
Legacy revenue	7,555	11,651	(35%)	(34%)
GAAP subscription	48,834	44,868	9%	10%
GAAP professional services	4,865	5,540	(12%)	(11%)
Total GAAP revenue	$53,699	$50,408	7%	8%

SaaS and professional services revenue:
SaaS	$41,279	$33,217	24%	25%
Professional Services	4,865	5,540	(12%)	(11%)
Total SaaS and professional services revenue	$46,144	$38,757	19%	20%

Cost of Revenue:
GAAP subscription	$11,046	$10,711
Add back:
Amortization of intangible assets	(201)	(201)
Non-GAAP subscription	$10,845	$10,510

GAAP professional services	$5,012	$5,362
Add back:
Stock-based compensation	(148)	(241)
Non-GAAP professional services	$4,864	$5,121

GAAP total cost of revenue	$16,058	$16,073
Add back:
Stock-based compensation	(148)	(241)
Amortization of intangible assets	(201)	(201)
Non-GAAP total cost of revenue	$15,709	$15,631	0%	1%

Gross Profit:
Non-GAAP subscription	$37,989	$34,358
Non-GAAP professional services	1	419
Non-GAAP gross profit	$37,990	$34,777	9%	10%

Operating expenses:
GAAP research and development	$12,255	$10,777
Add back:
Stock-based compensation expense	(549)	(387)
Amortization of acquired intangible assets	-	(170)
Non-GAAP research and development	$11,706	$10,220	15%	15%

GAAP sales and marketing	$14,622	$12,706
Add back:
Stock-based compensation expense	(422)	(181)
Amortization of acquired intangible assets	—	-
Non-GAAP sales and marketing	$14,200	$12,525	13%	14%

GAAP general and administrative	$5,911	$6,180
Add back:
Stock-based compensation expense	(274)	(388)
Amortization of acquired intangible assets	—	—
Non-GAAP general and administrative	$5,637	$5,792	(3%)	(2%)

GAAP operating expenses	$32,788	$29,663
Add back:
Stock-based compensation expense	(1,245)	(956)
Amortization of acquired intangible assets	—	(170)
Non-GAAP operating expenses	$31,543	$28,537	11%	11%

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.